Exhibit E

                      FAIR, ISAAC AND COMPANY, INCORPORATED

                             1987 STOCK OPTION PLAN


         1. PURPOSE.

         The Plan is intended to provide incentive to the employees of the Corporation and its Subsidiaries, to encourage such individuals' proprietary interest in the Corporation, to encourage such individuals to remain in the service of the Corporation or its Subsidiaries and to attract new employees with outstanding qualifications.

         2. DEFINITIONS.

         (a) "Board" shall mean the Board of Directors of The Corporation, as constituted from time to time.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the committee appointed by the Board in accordance with Section 4.

         (d) "Corporation" shall mean Fair, Isaac and Company, Incorporated, a California corporation.

         (e) "Employee" shall mean an individual who is an employee (within the meaning of section 3401(c) of the Code and the regulations thereunder) of the Corporation or of a Subsidiary.

         (f) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable stock option agreement.

         (g) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

         (i) If Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

                                                                    Exhibit 10.2

         (ii) If Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

         (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

         (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (h) "Incentive Stock Option" shall mean an option described in section 422A(b) of the Code.

         (i) "Nonstatutory Stock Option" shall mean an option not described in sections 422 (b), 422A(b), 423(b) or 424(b) of the Code.

         (j) "Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to the Plan and entitling the holder to purchase Shares.

         (k) "Optionee" shall mean an individual who holds an Option.

         (l) "Plan" shall mean this Fair, Isaac and Company, Incorporated 1987 Stock Option Plan, as it may be amended from time to time.

         (m) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an option is exercised.

         (n) "Share" shall mean one share of Stock, as adjusted in accordance with Section 10 (if applicable).

         (o) "Stock" shall mean the Common Stock of the Corporation.

         (p) "Subsidiary" shall mean any corporation, if the Corporation and/or one or more other Subsidiaries own at least 50% of the total combined voting power of all classes of outstanding stock in such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (q) "Test Rate" shall mean the lowest annual rate of interest which will not result in the imputation of additional interest under the applicable provision of the Code.

         (r) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.

         3. EFFECTIVE DATE.

         The Plan was adopted by the Board on May 13, 1987. The Plan remains subject to the approval of the Corporation's stockholders pursuant to Section 14.

         4. ADMINISTRATION.

         (a) Committee Membership.

         The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist only of disinterested directors. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as chairman. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (b) Committee Responsibilities.

         The Committee shall from time to time at its discretion select the Employees to whom Options are to be granted, determine the number of Shares to be optioned to each Optionee, determine the Exercise Price thereof, designate such Options as Incentive Stock Options or Nonstatutory Stock Options, and determine the other terms and conditions of such Options. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         (c) Disinterested Directors.

         A member of the Board shall be deemed to be "disinterested" only if he or she, at the time of his or her appointment to the Committee and within the 12 preceding months, was not eligible, under this Plan or under any other plan of the-Corporation or an affiliate of the Corporation, for the purchase of stock, for the grant of rights or options to purchase stock, or for the grant of stock appreciation rights.

         5. ELIGIBILITY.

         (a) Eligible Classes.

         The Optionees shall be such Employees (who may be officers or employee directors) as the Committee may select, subject to the terms and conditions set forth below.

         (b) Ten-Percent Shareholders.

         An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option, unless
(i) the Exercise Price of the Shares subject to such Option is at least 110% of the Fair Market Value of such Shares on the date of grant and (ii) the term of such Option does not exceed five years from the date of grant.

         (c) Attribution Rules.

         For purposes of (b) above, in determining stockownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

         (d) Outstanding Stock.

         For purposes of (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Incentive Stock Option to the Optionee. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Optionee or by any other person.

         6. STOCK.

         The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 350,000. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares then remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to Options. The limitation established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 upon the occurrence of an event specified therein.

         7. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreements.

         Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below. However, the provisions of all stock option agreements executed under the Plan need not be identical.

         (b) Number of Shares.

         Each Option shall specify the number of Shares to which it pertains and shall provide for the adjustment of such number in accordance with Section 10. The Option shall also specify whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

         (c) Exercise Price.

         Each Option shall specify the Exercise Price. The Exercise Price under a Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of grant. The Exercise Price under any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b), shall not be less than 110% of the Fair Market Value on the date of grant.

         (d) Medium and Time of Payment.

         The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option, except that the Committee may determine that all or part of the Purchase Price can be paid (i) by the surrender of Shares in good form for transfer, owned for 12 months or more by the person exercising the Option and having a Fair Market Value on the date of exercise equal to that portion of the Purchase Price which is being paid with Shares, or (ii) with a full-recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be as specified by the Committee; provided, however, that such note shall have a term of not more than five years, shall be payable in full within 90 days after the Optionee ceases to be an Employee and shall bear interest at a rate not less than the Test Rate. The Committee may require that the Optionee pledge his or her Shares to the Corporation for the purpose of securing the repayment of such note. Payment in the form of a promissory note shall be permissible only if the person executing such note then is an Employee.

         (e) Withholding Taxes.

         As a condition to the exercise of an Option or the disposition of Shares acquired under the Plan, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any Federal, state or local withholding tax obligations that may arise in connection with such exercise or disposition.

         (f) Term and Nontransferability of Options.

         Each option shall specify the date when all or any installment thereof is to become exercisable. The Option shall also specify its term, which shall not exceed 10 years from the dateof grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b), shall not exceed five years from the date of grant.

         During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable other than by will or by the laws of descent and distribution.

         (g) Termination of Service (Except by Death).

         If an Optionee ceases to be an Employee for any reason other than his or her death, then the Optionee shall have the right to exercise an Option (to the extent not previously exercised and not expired) at any time within 90 days after the date when he or she ceases to be an Employee, but only to the extent that, on such date, the Optionee's right to exercise then such Option has accrued pursuant to the terms of the applicable stock option agreement. The Committee, in the applicable stock option agreement, may replace such period of 90 days with any other period.

         For purposes of this Subsection (g), the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, the Employee relationship shall not be deemed to continue beyond the 90th day after the Optionee ceased active employment as a common-law employee, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         (h) Death of Optionee.

         If an Optionee dies while an Employee and has not fully exercised an Option, then such Option (to the extent not previously exercised and not expired) may be exercised at any time within 12 months after the Optionee's death by the executors or administrators of his or her estate or by any person or persons who have acquired such Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of the Optionee's death, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable stock option agreement.

         If an Optionee dies after the Employee relationship terminated, but within the period during which an Option could have been exercised under (g) above, and has not fully exercised such Option, then such Option (to the extent not previously exercised and not expired) may be exercised at any time within 12 months after the Optionee's death by the executors or administrators of his or her estate or by any person or persons who have acquired such Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of termination of the Employee relationship, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable stock option agreement.

         (i) Rights as a Shareholder.

         An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date when such stock certificate is issued, except as provided in
Section 10.

         (j) Modification, Extension and Renewal of Options.

         Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under such Option.

         (k) Other Provisions.

         The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or the transferability of Shares) as the Committee may deem advisable.

         8. LIMITATION ON ISO AWARDS.

         No Incentive Stock Options shall be granted to an Optionee under the Plan if the aggregate Fair Market Value of the Stock subject to his or her Incentive Stock Options which become exercisable for the first time during any one calendar year (under all plans of the Corporation, any parent corporation or a Subsidiary) would exceed $100,000. For purposes of this Section 8, the Fair Market Value of a Share shall be determined as of the date when the Incentive Stock Option covering such Share is granted.

         9. TERM OF PLAN.

         Options may be granted pursuant to the Plan until May 12, 1997, or until such earlier date as the Board may determine at its sole discretion.

         10. RECAPITALIZATIONS.

         Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be adjusted proportionately for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

         Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation provides for the assumption thereof by the surviving corporation; provided, however, that each Optionee shall have the right to exercise his or her Options in full immediately prior to the date of such dissolution, liquidation, merger or consolidation, but only to the extent that such Options have not previously been exercised, have not expired and are not assumed by the surviving corporation.

         To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

         Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

         The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         11. SECURITIES LAW REQUIREMENTS.

         (a) Legality of Issuance.

         No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

         (b) Restrictions on Transfer; Representations of Optionee.

         Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear an appropriate restrictive legend.

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

         (c) Registration or Qualification of Securities.

         The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

         (d) Removal of Legends.

         If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         12. AMENDMENT OF THE PLAN.

         The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

         (a) Increase the number of Shares subject to the Plan, except as provided in Section 10;

         (b) Materially change the designation in Section 5 with respect to the class of Employees eligible to receive Incentive Stock Options; or

         (c)      Amend this Section 12 to defeat its purpose.

         13.APPLICATION OF FUNDS.

         The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

         14. APPROVAL OF SHAREHOLDERS.

         The adoption of the Plan and any amendment described in Section 12 shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote or by the unanimous written consent of all holders of the outstanding shares of the Corporation entitled to vote. In the event that the Plan is not approved by stockholders within 12 months after adoption by the Board, any Option theretofore granted shall be null and void.

         15. EXECUTION.

         To record the adoption of the Plan by the Board, effective as of May 13, 1987, the Corporation has caused its authorized officers to affix the corporate name hereto.


                                                FAIR, ISAAC AND COMPANY,
                                                INCORPORATED

                                                By _____________________________

                                                By _____________________________